Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,879,444.00
Previously Paid Amount	0.00
Total Fee Amount	1,779.00
Total Offset Amount	0.00
Net Fee	$ 1,779.00